UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                 January 6, 2004


                           MONMOUTH COMMUNITY BANCORP
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               (Exact name of registrant as specified in charter)


       New Jersey                        0-27428               22-3757709
-------------------------------- ---------------------- ------------------------
(State or other jurisdiction of        (Commission            (IRS Employer
     incorporation)                    File Number)         Identification No.)

627 Second Avenue, Long Branch, New Jersey                         07740
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (732) 571-1300



                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure
        -----------------------------------------

On January 6, 2004, Monmouth Community Bancorp issued the following press release:

Monmouth Community Bank, N.A. Named Top Business-Friendly Bank by SBA

LONG BRANCH, NEW JERSEY, January 6, 2004, Monmouth Community Bancorp (NASDAQ Small Cap Market; MCBK) is pleased to announce that its wholly-owned subsidiary, Monmouth Community Bank, N.A., has been named as one of New Jersey's top two small business-friendly banks by the Office of Advocacy of the U.S. Small Business Administration (SBA). The ranking is part of the comprehensive "Small Business and Micro Business Lending in the United States, 2002 Edition," the seventh in an annual series.

"This report is one tool small businesses can use when they shop for loans," said Thomas M. Sullivan, Chief Counsel for Advocacy. "It also provides policymakers with data they need to make informed decisions on financial matters," he said.

According to James S. Vaccaro, Chairman and CEO of Monmouth Community Bank, N.A., "We are proud to be recognized by the SBA for our efforts in serving the small business community. Monmouth Community Bank, N.A. will continue to strive to meet the needs of its commercial and retail customers by offering quality products and services in each of the markets we serve."

Created by Congress in 1976, the Office of Advocacy of the U.S. Small Business Administration (SBA) is an independent voice for small business within the federal government. Appointed by the President and confirmed by the U.S. Senate, the Chief Counsel for Advocacy directs the office. The Chief Counsel advances the views, concerns, and interests of small business before Congress, the White House, federal agencies, federal courts, and state policy makers. Economic research, policy analyses, and small business outreach help identify issues of concern. Regional Advocates and an office in Washington, DC, support the Chief Counsel's efforts. For more information on the Office of Advocacy, visit www.sba.gov/advo or call (202) 205-6533.
----------------

Monmouth Community Bancorp is the holding company and sole shareholder of Monmouth Community Bank, N.A., a nationally chartered commercial bank, which commenced operations in the second half of 1998. Monmouth Community Bank provides a full range of banking services to both individual and business customers through six, full-service branch facilities located in Monmouth County, New Jersey.

Statements about the future expectations of Monmouth Community Bancorp and Monmouth Community Bank, including future revenues and earnings, and all other statements in this press release other than historical facts are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Since these statements involve risks and uncertainties and are subject to change at any time, the companies' actual results could differ materially from expected results. Among these risks, trends and uncertainties are the effect of governmental regulation on Monmouth Community Bank, the availability of working capital, the cost of personnel, and the competitive market in which Monmouth Community Bank competes.

CONTACTS:

Monmouth Community Bank, N.A.
James S. Vaccaro, Chairman and CEO, 732-571-1300
Anthony Giordano, III, EVP and CFO, 732-923-1115

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MONMOUTH COMMUNITY BANCORP
                                          ----------------------------
                                                  (Registrant)



                                        By:  /s/ James S. Vaccaro
                                            ------------------------------------
                                            James S. Vaccaro
                                            Chairman and Chief Executive Officer


Date:  January 6, 2004